united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/16

Item 1. Reports to Stockholders.

Moerus Worldwide Value Fund
Class N Shares (MOWNX)
Institutional Class Shares (MOWIX)

Annual Report
November 30, 2016

1-844-663-7871
www.moerusfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Moerus Worldwide Value Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Foreside Fund Services, LLC Member FINRA

Moerus Worldwide Value Fund (Unaudited) Shareholder Letter: Fiscal Period Ended November 30, 2016

Welcome, and Thank You!

Dear Fellow Investors:

It is my pleasure to write to you today for the first time in regard to the Moerus Worldwide Value Fund (the “Fund”). In September 2015, Michael Campagna, John Mauro and I founded Moerus Capital Management, LLC (“Moerus”), with the principal goal of building an investment research-centric organization that puts its investors first and focuses above all else on generating attractive long-term returns, while maintaining a keen focus on mitigating downside risk. On July 1, 2016 we took the next step in this process by opening the Fund to outside investors following a month of ramping up operations.

Our plan was – and will always be – to achieve this goal simply by applying the deep value-oriented investment approach that I have utilized throughout my 25-year investment career (and over roughly a decade of working alongside my colleagues Michael, John, and Ian Lapey) across a global universe of securities, including developed, emerging, and frontier markets. While we do not consider the Moerus investment approach a very complicated one, we suspect that you may find it quite different from many of those more commonly seen in the investment world today. In the following pages, we hope to provide a brief introduction to our investment approach. In the months and years ahead, I hope to continue an ongoing dialogue starting with this first shareholder letter, sharing with you what we are seeing in the world and how we are approaching it from an investment standpoint. We welcome any questions and queries that you might have, and we thank you very much for your support, interest and continued curiosity.

Fund Performance

Firstly, a quick note on performance. We manage the Fund with the goal of achieving attractive risk-adjusted performance over the long term capital appreciation. While we are often judged over short periods versus an index, we note that our investment approach can, at times, endure periods of relative under-performance. While short term results may fluctuate, we fully expect that over the long-term we will achieve our overarching goal of good performance and expect that the Fund will outperform the indices investors typically measure us against. We hope that our investors have a similar perspective, taking a long-term view and looking to take advantage of near-term dislocations by increasing their allocations to the Fund – the same way we seek to do with the individual investments in the Fund.

As of November 30, 2016, the Fund’s Fiscal Year End, the Net Asset Value of the Moerus Worldwide Value Fund (“the Fund”) was $10.61 per share (for the Institutional Class), as compared to $10.00 per share when the Fund commenced operations on May 31, 2016. As of December 31, 2016, the Fund’s Net Asset Value was $10.98 per share1 (for the Institutional Class).

1 Note the NAV is exclusive of the $0.052 per share distribution made in December, as the NAV was adjusted downward in conjunction with the distribution on December 21, 2016.

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In the six months since inception (as of November 30, 2016), the Fund returned 6.10%2. Please note that the Fund’s performance data is noted simply for informational purposes for our fellow investors. The Fund invests with a long-term time horizon of roughly three-to-five years or more, and to be clear, the Fund is not managed with any short-term performance objectives or benchmark considerations in mind. The investment objective of the Fund is long-term capital appreciation.

The Moerus Approach: A Brief Introduction

At Moerus, we apply a fundamental, bottom-up value-oriented investment process, with the goal of buying securities of companies very cheaply, i.e., at substantial discounts to our conservative estimates of intrinsic value. In the simplest of terms, we try to buy into businesses for less than what we believe they are worth. We do not view our investments as stocks that go up and down in price every day in the notoriously short-term, fickle stock markets. Instead, we view the holdings in our portfolio as ownership interests in businesses and assets that have fundamental, long-term value. At times, due to short-term, temporary factors and/or shifts in market psychology or sentiment, this fundamental value is discounted or underappreciated by the financial markets. We aim to opportunistically take advantage of such times.

We plan to delve deeper into the finer details of our investment philosophy and approach (the nuts and bolts, so to speak) in future letters. In the following pages, we will highlight several of the key attributes of the Moerus investment approach at a more general level, as well as provide some examples of specific investments in the Fund.

The Fund is unconstrained by geographic, industry, or index-related considerations. We will never invest in any specific company, industry, or geographic region just because major indexes or other investors are invested there. Conversely, we will never avoid a company, industry, or country for the sole reason that it is not heavily represented in widely followed indexes. In our view, this simply makes good investing sense. If we were to limit our shopping to only a handful of “permitted” stores, or to only a few specific parts of town, we would increase the odds of missing out on better bargains that might be available elsewhere. We believe investing is no different. Simply put, we are willing to go wherever we believe the most compelling risk-adjusted investment opportunities reside, period.

We are patient, long-term investors. In general, for each investment we envision a holding period in the range of three-to-five years, although we are willing to hold investments for even longer periods as long as the investment case remains attractive. Because the majority of other market participants are much more focused on the short or immediate term, we believe that our long-term investment horizon allows us to take advantage of significant stock price declines due to temporary factors which are unlikely to meaningfully or permanently harm the long-term, fundamental value of the underlying business. Sources of temporary adversity that sometimes offer us opportunities over

2 Performance figures cited are for the Institutional Class and are net of fees. Please see disclosures at the end of the letter for more information.

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the longer term include: poor recent business results; a challenging near-term outlook facing a company, industry or geography; macroeconomic or capital markets shocks; and company-specific missteps (the corporate equivalent of slipping on a banana peel) which can be overcome in time. From an investor’s standpoint, sometimes the greatest opportunities appear when a business hits a bump in the road or when the skies above seem darkest.

The Fund’s portfolio is built with a bottom-up focus. As noted above in discussing our unconstrained approach, we invest and build the portfolio based simply and completely upon our judgment of what the most attractive individual investment opportunities are at that point in time. We will not, for example, first hypothesize that “Brazil’s economy is going to rebound” or “the Auto industry’s growth is going to accelerate,” and then look to find investments in each area that reflect those top-down predictions. Additionally, we will never invest in a security just because we “need to be invested” in certain industries or geographies so as to not be “too different” from benchmark indices or our closest peers. Instead, the Fund consists of investments which are selected based upon their individual merits and fit within the overall portfolio, not top-down or external factors. We are not afraid of being very different from the broader markets if the search for attractive opportunities takes us in that direction. As a result, we expect our portfolio’s overlap with indices to typically be very low and country/sector exposures to be very different from various indices, as we continue to pursue attractive opportunities wherever and whenever they exist.

While macro-myopic, we strive to be macro-aware. Although our investment approach is resolutely bottom-up in nature, we do not, and cannot, simply ignore or neglect to consider the broader macroeconomic landscape that might be relevant to our potential investments. Far from it. Ignorance is not bliss when it comes to macro factors that could potentially harm any investment portfolio if we are caught wrong-footed. We strive to develop a deep awareness and understanding of the wide range of macroeconomic risks (and opportunities) that might come with any prospective individual investment.

Macro-awareness at Moerus does not involve forecasting the future. We do not spend time, nor do we place much, if any, emphasis on top-down forecasting of future macroeconomic unknowns. The reason is that historically, most macroeconomic forecasters have failed to consistently predict future economic conditions and, most importantly, the turning points in such conditions. Instead, in our experience, we have found most macroeconomic forecasting to be biased towards an extrapolation of recent trends. The collapse in crude oil prices from north of $100 per barrel in mid-2014 to a low in the $20s by early 2016 provides a glaring example of the general inability of forecasters to accurately predict significant shifts in direction. More recent examples from the political world, such as the Brexit vote, the U.S. presidential election, and the U.S. stock market rally that followed Election Day have further highlighted the limits of forecasting and more importantly, the vulnerability of any investment program that relies on forecasts. Lacking the assistance of a crystal ball that might improve our chances, we choose not to spend our time on predicting the future.

Instead, macro-awareness for us means spending a significant amount of time considering the risks to which the Fund’s investments might be exposed. In particular, we assess the sensitivity of the Fund’s investments to extremely adverse scenarios that tend to elude most extrapolative top-

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down forecasts. Not trusting our own (or anybody’s) ability to reliably predict such events, we instead focus our efforts on seeking to mitigate the downside risks to the Fund from future unknowns by constantly evaluating the potential for, and the magnitude of, any “tail risk” events. An investment-by-investment assessment of the vulnerability of its business model or balance sheet to such adverse shocks in advance, before any adversity strikes, allows for a more robust awareness and understanding of the risk profile facing each prospective investment before we invest, and of the ongoing risks facing the portfolio after we invest.

The Moerus investment approach is very risk averse, but the risk we strive to limit and avoid is that of a permanent loss of capital to the business (and by extension to the portfolio). To that end, we spend much of our time carefully considering potential risks to the business at the individual security level as well as at the level of the entire portfolio. Risk is an extremely critical topic that we have written about extensively (see our Perspectives on Risk memo for more detail on this). But in general, we consider risks at various levels: those that are internal to each individual business (such as balance sheet/financial risks, a vulnerable business model or corporate governance issues); those that are external or outside of each business itself (examples include government intervention or the aforementioned macro shocks); and those that affect the overall portfolio (such as large aggregations of overlapping risks among holdings).

Unlike many, however, we do not strive to limit and avoid day-to-day fluctuations or volatility in stock prices (i.e., market risk); in fact, we embrace such risk as a source of longer-term opportunity. Yes, securities prices will rise and fall depending on the day, sometimes rapidly and dramatically. But if over time we are ultimately able to successfully select investments at deep discounts to what they are fundamentally worth, we believe that the discrepancy between market price and fair value is likely to be ultimately recognized, either by “Mr. Market” or via events such as takeovers, asset sales, liquidations, etc. Importantly, by focusing heavily on the risk factors facing each potential investment, we aim to construct a portfolio that possesses the wherewithal and staying power to weather difficult conditions in the short term, surviving in order to thrive over the long run when conditions improve and when we believe intrinsic value will be recognized. Thus short-term volatility is, for us, a friend rather than foe, as it periodically provides bargains offered by panicked sellers and/or opportunities to sell if securities become significantly overvalued.

We believe that buying as cheaply as possible is a key principle of risk mitigation, in addition to being critical to maximizing potential long-term, risk-adjusted returns. Sure, it’s easy to declare the proverbial “Buy low, sell high” as your investment strategy, and no investor will ever tell you that he or she bought a stock at an expensive price. But cheapness means different things to different value investors, and the specific valuation methodologies that value investors employ comprise a key area in which they distinguish themselves from each other. Not all discounts are equal – a 30% discount for one investor can mean something entirely different from a 30% discount for another.

The Moerus approach to valuation aims to employ a conservative, asset-based methodology that heavily weighs what is known here and now. The general goal is to identify potential investments that represent bargains based on what we know today, without relying on optimistic

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assumptions about the future. Due in part to our skepticism regarding the ability to forecast accurately, our valuation estimates focus much more often on actual balance sheet-based data than on the income statement and current or estimated future earnings or cash flows. We have written about our valuation methodology in much greater detail elsewhere (see our memo, Moerus Capital: An Introduction), but in general we try to slice and dice a company’s balance sheet and value its components conservatively, with net assets typically valued at a significant discount to what we believe a reasonable strategic or financial buyer would pay for them under normal circumstances in an arms-length, cash transaction.

Our philosophy is that if done well, such a conservative methodology often yields a “bedrock” (lower bound) valuation, and that buying at a steep discount to this value may provide a “storm-tested” cushion against unexpected adversity. In our opinion, if we are able to invest in a business at a significant discount to the value that it might fetch if it were to sell all of its assets, such a discounted price could provide a margin of safety that can mitigate downside risk over the long term (provided that the investment’s overall risk profile is favorable). In addition to downside protection, we believe that buying at a deep discount to a conservative, bare bones, liquidation-based valuation also may provide significant upside potential in the event of positive developments or if market sentiment and/or business conditions improve, simply because these possibilities are not often “priced in” at such discounted levels.

In our opinion, the Moerus approach to valuation is unlike those of many investors who estimate intrinsic value through various forms of discounted cash flow (DCF) analysis. In general, DCF analysis involves forecasting cash flows years into the future and making assumptions that, if subsequently adjusted, could meaningfully change the end result (estimated intrinsic value, or what the stock is worth). In our view, weighing earnings and cash flows (both current and future) heavily in valuing potential investments can be problematic because historical results are not always indicative of future results for a host of reasons, and also simply because, again, it is difficult to forecast accurately. That said, there are times in which we deem it appropriate to weigh earnings or cash flows more heavily in estimating the value of a business. But in those cases we try to incorporate little, if any, expectations or assumptions of future growth, use conservative capitalization rates or multiples of earnings or cash flows, and maintain a wariness of cyclically elevated or unsustainable current earnings. Conservatism is a recurring theme.

Generating ongoing reported earnings is not the only way that a corporation can build value over time, and we often find value in underappreciated companies and management teams that create value over the long run through non-earnings-centric means. Such sources of value creation include, among many others, the shrewd buying and selling of businesses and/or assets, repurchasing shares at a material discount to intrinsic value, and even issuing shares at a material premium to intrinsic value. Unlike reported earnings from ongoing operations, however, these non-earnings related means of value creation tend to be one-off in nature, lumpy and difficult for analysts to predict or model. As a result, companies that have a track record of adding significant value in this way – including some of the Fund holdings which we are about to discuss – are occasionally undervalued by the market, providing opportunities for us.

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Investment Activity in the Fund

Following six months of operation, as of November 30, 2016, the Fund had 34 holdings, including investments in companies across various industries across North America, Europe, Asia, and Latin America. While for the purposes of brevity we cannot discuss all of them in these pages, below we will provide a brief snapshot of what we find interesting about five of our holdings (in alphabetical order). Given our long-term investing style, we suspect that we will have the opportunity to discuss many more of our holdings with you going forward in letters to come.

Aker ASA (“Aker”) is an Oslo-based holding company, controlled by Norwegian billionaire Kjell Inge Røkke, which consists of a collection of assets related to energy and exploration on the Norwegian continental shelf, global oil services, shipping and ship building, and fisheries. A succession of interesting events took place in 2016 that prompted us to take a closer look at Aker.

First, Aker sold its fish farming and fish processing businesses at what we viewed to be attractive prices, bringing a significant amount of cash onto its holding company balance sheet. Next, in June 2016, Aker’s Det Norske oil and gas exploration and production (E&P) holding merged with BP’s Norwegian unit. In what we believe was a quite clever transaction, Aker opportunistically took advantage of the collapse in oil prices – and perhaps a desire among global oil majors to tighten their belts and look for alternatives for their non-core assets – creating one of the largest E&P companies in Norway with an attractive production profile, a large new field expected to come online in 2019, and significant operating leverage to potentially recovering oil prices. In a third transaction that was of particular interest to us, Aker participated in the recapitalization of Solstad Offshore, a large player in the market for offshore supply vessels (OSV) that provide transport to and from deep-water drilling platforms. As you might imagine, the decline in oil prices put this fragmented industry in a great state of disarray, with massive overcapacity and many distressed competitors. Via Solstad, Aker appears to be trying to drive consolidation in the industry – in fact, Solstad recently announced the purchase of a large competitor. If demand eventually returns and/or the industry structure becomes less fragmented, lending itself to less irrational pricing, the potential for value creation in a newly consolidated industry could be meaningful.

In our mind, Aker represents an example of what we discussed earlier: a company that could potentially create substantial value not from reported, recurring earnings, but through the well-priced sale of assets that are “in fashion” (the fisheries businesses) and the acquisition of assets that are not (oil-related businesses in mid-2016). The Fund was able to invest in this well-financed company at a significant discount to the market value of Aker’s listed holdings (net of debt), the share prices of which were quite depressed given their energy exposure. Thus in our opinion, Aker’s valuation is attractive on an “as is” basis, while increased production, a normalization in oil prices, and/or a rationalization of the OSV industry could provide considerable upside potential.

Almacenes Exito S.A. (“Exito”) is a Colombian-listed retailer. With over 2,600 stores and over $10 billion of sales across Brazil, Colombia, Uruguay, and Argentina, Exito is the largest retailer on the

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continent of South America with a leading market share in each country, except Argentina, where it is the largest in the province in which it operates. The company’s stores sell a range of goods, but food-related items account for the majority of sales.

Following a large transaction announced in July 2015, Exito was transformed from being the dominant retailer domestically in Colombia into the largest retailer in South America. Exito acquired control of Grupo Pão de Açúcar (“GPA”), a Brazilian retailer that was previously controlled by Exito’s parent company. GPA is the dominant retailer in Brazil, with leading market share and six brands across the country. By bringing GPA under the control of Exito, Casino (Exito’s parent company) has created the largest retailer in South America, with a footprint that serves 75% of the continent’s population. This combination of the businesses is further enhanced by Exito’s ability to extract cost savings and synergies across the different countries and brands under which it now operates.

While this purchase from the parent was clearly far from uncontroversial, the valuation at which Exito made the acquisition was reflective of a far from buoyant environment. Because of a range of various issues (corporate governance questions connected with the transaction, a misalignment between the new business and the old shareholder base, a slowdown in both Colombia and Brazil, and being removed from the MSCI Colombia Index) we were able to acquire shares of Exito at what we consider to be a very modest valuation multiple. Interestingly, this valuation multiple is also being applied to a business that has seen significant challenges in both Brazil and Colombia over the past year, meaning that the price paid was even more modest in relation to the longer-term potential of the business. While many of the company’s issues are real, they are, in our opinion, largely solved, resolvable or transitory. To us, the combination of these two market-leading businesses into South America’s dominant retailer at prices reflecting a cyclical downturn, coupled with the business’ good financial position and cash-generating ability, positions Exito extremely well for the long term.

Copa Holdings S.A. (“Copa”), based in Panama, is a leading Latin American provider of airline passenger and cargo service. From its Panama City hub, Copa currently offers roughly 355 daily scheduled flights among 74 destinations in 31 countries in North, Central and South America and the Caribbean, and provides access to around 170 other destinations through codeshare arrangements with other airlines. In our opinion, Copa has long stood out as the most efficiently, profitably and prudently run Latin American airline. This in itself is no small feat, given the industry’s relative proneness to macroeconomic shocks. Airplanes, obviously, are very expensive, and because they have typically been bought and sold in U.S. dollars (USD), Latin American airlines have historically borrowed in USD to match their USD-based assets (airplane fleets). However, much of the revenue they generate is denominated in local currencies, be it the Brazilian real, Colombian peso, Mexican peso, et al. The combination of the need for relatively high debt levels due to the industry’s capital intensity, coupled with currency mismatches between the companies’ financial liabilities and their revenues, has resulted in a potent macroeconomic brew that periodically has proven toxic for Latin American airlines during periods of macroeconomic stress.

Indeed, there is a long list of Latin American airlines that have run into trouble over the years as a result of a generally familiar pattern. Aggressive capacity building takes place during the good times when above-average passenger growth rates seem unlikely to ever slow. Then at some point the

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inevitable cyclical economic slowdown arrives, reducing consumer incomes and therefore the demand to fly, usually resulting in more empty seats and lower ticket prices at the same time that local currencies are weakening relative to the USD, which makes USD-denominated debts more difficult for LatAm airlines to service with their local currency revenue base. Thus the severe macroeconomic stress that much of Latin America has experienced over the past few years has been particularly tough on airlines.

The silver lining from our perspective, however, is that because Latin American airlines have been faced with such headwinds (no pun intended) over the years, the number of survivors operating in the industry is relatively few, and a well-run survivor such as Copa should be able to operate relatively profitably under normal conditions. In fact, Copa has remained highly cash generative and indeed has even repurchased shares during what have been very difficult times for the industry – remember that although lower fuel prices are, all else equal, generally good for airlines, the importance of natural resources to much of Latin America has meant that the collapse in oil prices (and resource prices generally) has had dramatically adverse spillover effects on the broader economy and consumer spending, especially in Brazil and Colombia.

We believe Copa’s strong performance against a very challenging backdrop is a testament to its operating cost management, modern fleet, and well-located hub at Tocumen International Airport in Panama City. On the latter point, Tocumen International is strategically located to provide convenient connections to destinations in the Caribbean and North, Central, and South America that do not generate enough demand to justify direct service. Copa therefore is able to dominate many of these thin, underserved markets from its hub in Panama. Despite Latin America’s troubles in recent years, the region continues to offer meaningful potential for above-average growth when the macro backdrop normalizes. The cyclical downturn in the region enabled the Fund to invest in this high quality company at what we believe is an unusually modest valuation relative to normalized cash flow and profitability.

Global Logistic Properties Limited (“GLP”) is a Singapore-listed real estate company. With a portfolio spanning over 573 million square feet, GLP has the largest market share in the industry in China, Japan, and Brazil, and is the second largest in the US. It is the third-largest operator of modern logistics facilities globally. These modern logistics facilities are of particular interest as they are not just simply boxes. Today’s e-commerce and logistics customers require technologically-advanced facilities in strategic locations, something of which there is limited supply – especially in China and Brazil. In addition, the size and geographic span of these operations in the countries where it is the largest operator of logistics services give rise to network economies that would be hard to replicate for new industry entrants without the application of a considerable amount of capital.

GLP employs a very unique business model that allows it to extract value from all parts of the industrial real estate life cycle. The company owns an operating portfolio of logistics properties, owns land and develops new logistics facilities, and operates an investment management operation that is one of the largest in industrial real estate. The operating portfolio generates recurring cash flows and keeps GLP closely involved with the markets in which it operates, its clients, and future sources of demand; the development business draws on the existing client base to do build-to-suit

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and demand-led developments – generating attractive profits; and the fund management business allows GLP to leverage its considerable expertise across a much broader asset base – generating substantial recurring fee income from its managed funds.

Shares of GLP became available at a discount to our conservative estimate of NAV as concerns grew around slower growth in spending by Chinese and Brazilian consumers last year and supply in China in particular increased, resulting in the lowering of expectations for what had historically been a high-growth business and for the valuation attributed to it. At the same time, we believe that the market misunderstood several transactions on the fund management side of the business, which significantly increased the company’s global footprint by moving it into the US market in a significant way, but did not increase its invested capital significantly. Because of these near term issues, we were able to buy shares in GLP at an attractive discount to the in-place value of the business today, attributing almost no value to the vast potential of the fund management business.

Straits Trading Company Limited (“Straits”) is a Singapore-based holding company with investments across a range of industries, but it is primarily focused on Real Estate, Hospitality, Resources and Financial Services. Straits is a company that we have been familiar with as a team for years, and we are particularly attracted to the quality of its management team.

Straits is a company in the midst of a significant transformation. Over the past three years, the company has been transitioning itself from the capital-intensive business of direct ownership of lower-yielding assets into the more capital-light model of an asset manager. The company has systematically sold down its direct ownership stakes in many assets and reinvested the capital into similar business lines as a financial investor with elements of control. To wit, starting in 2013 the company undertook three large transactions to unlock the value in its businesses. First, Straits sold its stake in WBL Corporation, a diversified holding company in which it was initially a sizable but passive shareholder. Second, Straits contributed its hospitality portfolio into a joint venture with the Far East Organization, in return for a 30% ownership stake of what is now one of the largest hospitality companies in Asia; and third, the company purchased a 20.1% stake in the listed Singaporean asset manager ARA Asset Management Limited (“ARA”), coincident with Straits contributing its real estate assets into a new joint venture with ARA. These three transactions have given Straits ownership positions in businesses which are multiples larger than the portfolio of assets it had previously controlled directly. Not only have these transactions materially increased the size of Straits’ businesses, but they are, in their new form, considerably more scalable entities with materially reduced capital intensity.

Straits represents an exciting situation where we are able to invest – at a significant discount to the current value of the underlying assets and alongside a savvy control investor – in the transformation of this business into what could become a key player in the region. Should Straits successfully effect this transformation (which we fully believe it will), the business will be significantly more valuable – as the company would have recurring income streams across a significantly larger, and growing, asset base – and we believe that the valuation will reflect this in due course.

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Shareholder Letter: Fiscal Period Ended November 30, 2016

Until Next Time

We hope that the above discussion of five of the Fund’s investments begins to paint a reasonable picture for you of how we plan to deploy the Fund’s capital in the years ahead, and we look forward to continuing to provide you with further color on these and additional Fund investments in future letters. Hopefully these examples have been illustrative of a number of general attributes of our investment approach at Moerus that you should expect to remain in place going forward, including the following:

●	Our unconstrained approach will take the Fund far and wide in the search for compelling risk-adjusted value, wherever it may be – from the Norwegian continental shelf (Aker), to grocery store shelves in Colombia and Brazil (Exito), to logistics facilities in China (GLP). Over time the specific locations will change, but the Fund’s ability to go wherever bargains reside will not.

●	Our long-term focus allows us to take advantage of attractive pricing brought about by periods of what we view as temporary adversity, such as the collapse in oil prices and the pain that it has inflicted on energy-related industries as one example. Importantly, the Fund’s investments will be limited to only those businesses that we believe have the staying power to persevere through tough times in order to profit when difficult conditions abate.

●	The Fund will be invested in businesses that we deem to be valued unusually cheap as-is, based on what we know here and now. However, over and above this, we believe that the Fund has the potential to benefit from the value created by transformational events that might not be visible in the current, reported earnings, but could nonetheless prove to be quite material over time. Examples include Aker taking advantage of distress in the oil industry to create the largest E&P company in Norway, and Exito morphing from a Colombian retailer to a large pan-Latin American retailer that we think will benefit handsomely if and when the region recovers.

Many thanks again for your continued support, interest, and curiosity. We look forward to writing you again later in the year. In the meantime, best wishes for a happy, healthy, and prosperous 2017!

Sincerely,

Amit Wadhwaney

Portfolio Manager

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© 2017 Moerus Capital Management, LLC (“Moerus”) is a registered investment adviser. The information set forth herein is informational in nature and is not intended to be investment advice. This information reflects the opinion of Moerus on the date written and is subject to change at any time without notice. Due to various factors including, but not limited to, changing market conditions, the content may no longer reflect our current opinions or positions. Performance figure reflected herein are presented net of fees. Past performance is not an indicator or guarantee of future results.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

Investing in Mutual Funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Funds is contained in the prospectus, which can be obtained by calling 1-844-MOERUS1 or by visiting www.moerusfunds.com. The prospectus should be read carefully before investing. The Moerus Worldwide Value Fund is distributed by Foreside Fund Services, LLC, Member FINRA.

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Fund Performance - (Unaudited)

November 30, 2016

Moerus Worldwide Value Fund

The Fund’s performance figures* for the periods ended November 30, 2016, compared to its benchmark:

		Since Inception** -
Fund/Index	Six-Months	November 30, 2016
Moerus Worldwide Value Fund - Class N	6.00%	6.00%
Moerus Worldwide Value Fund - Institutional Class	6.10%	6.10%
MSCI AC World Index Net (USD) ***	3.67%	3.67%

Moerus Worldwide Value Fund vs. MSCI AC World Index Net (USD)

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total operating expense ratio, as stated in the fee table in the Fund’s Prospectus dated May 23, 2016, is 1.69% for Class N shares and 1.44% for Institutional Class shares. See the financial highlights for the current expense ratios. Fund’s advisor has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance would have been lower. For performance information current to the most recent month-end table, please call 1-844-MOERUS1. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,468 consituents, the index covers approximately 85% of the global investable equity opportunity set.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Fund Review - (Unaudited)
November 30, 2016

Moerus Worldwide Value Fund

TOP 10 HOLDINGS BY ASSET CLASS OR INDUSTRY AS OF NOVEMBER 30, 2016	% OF NET ASSETS
Mining	10.9%
Diversified Financial Services	8.5%
Real Estate	8.4%
Holdings Companies Diversified	5.7%
Retail	5.5%
Banks	5.2%
Investment Companies	5.2%
Oil & Gas Service	4.8%
Oil & Gas	4.6%
Airlines	3.7%
Other, Cash and Cash Equivalents	37.5%
TOTAL	100.0%

COUNTRIES DIVERSIFICATION OF ASSETS	% OF NET ASSETS
United States	32.7%
Canada	22.9%
Colombia	8.0%
Singapore	6.2%
Greece	5.9%
Britain	5.0%
Hong Kong	4.8%
Panama	3.6%
Norway	2.8%
Bermuda	2.5%
Brazil	2.4%
Italy	2.3%
Uruguay	2.3%
TOTAL	101.4%
Other Assets Less Liabilities - Net	(1.4)%
GRAND TOTAL	100.0%

MOERUS WORLDWIDE VALUE FUND (UNAUDITED)

Management Discussion of Fund Performance

The Moerus Worldwide Value Fund (the “Fund”) generated returns of 6.00% and 6.10% for the Class N shares and Institutional share class, respectively, from its inception date of May 31, 2016 through its fiscal period-end of November 30, 2016. For comparison purposes only, the MSCI All Country World Index returned 3.67% (net) over the same period. While performance during the Fund’s first six months of operation was satisfactory, it is important to note that the investment objective of the Fund is long-term capital appreciation, and that the Fund typically invests with a time horizon of roughly three-to-five years (or more in some cases). For these reasons the Fund is not managed according to any short-term performance objectives or benchmark considerations. Therefore, although we will provide a brief discussion of the Fund’s performance below, we are much more focused on the longer-term merits and attractiveness of the Fund’s individual investments, and by extension the Fund’s aggregate portfolio.

During the period noted above, the Fund’s positive performance was driven by fairly broad-based share price appreciation among many of its holdings, but the three single largest contributors to performance were the Fund’s investments in Copa Holdings S.A., Enerflex Ltd., and Arcos Dorados Holdings, Inc. Copa Holdings (“Copa”) is a leading Latin American provider of airline passenger and cargo service. Based in Canada, Enerflex is a global provider of energy services and equipment for oil and gas producers, and Arcos Dorados is the exclusive franchisee of McDonald’s restaurants across much of Latin America.

In recent years, the difficult economic environment facing Latin America – driven in part by spillover effects from declining natural resources prices and meaningful depreciation of many local currencies against the U.S. dollar – along with political turmoil in Brazil and Venezuela, contributed to generally negative investor sentiment towards Latin American investments. This backdrop allowed the Fund to invest in Copa and Arcos Dorados at what we believe were attractive prices. Since then, Copa has reported improvements in passenger traffic, while Arcos Dorados, whose largest market is Brazil, benefited somewhat from a modest recovery in the Brazilian real relative to the U.S. dollar. Further, general market sentiment towards Latin America seems to have improved somewhat, presumably helping to drive appreciation in the share prices of both companies. As noted above, however, we take a long term view, and regardless of whether each of these companies are in favor in the market from one quarter to the next, we believe that these two quality businesses are well-positioned to create value for shareholders over the long run.

Enerflex had seen its share price depressed along with those of many other companies in the energy sector due to the collapse in oil prices beginning in mid-2014, which has since led to considerable financial stress and reductions in capital expenditures among oil and gas producers (Enerflex’s customers). In our view, Enerflex is a high quality business with a strong market presence that is well-positioned to benefit if and when activity levels among oil and gas exploration and production companies recover, and the malaise facing the energy sector allowed the Fund to invest in Enerflex shares at what we believe is an attractive valuation. Since then, oil prices have begun to rebound somewhat from trough levels in February 2016, and indications that the Organization of Petroleum Exporting Countries might begin to limit crude oil production have contributed to improved market sentiment towards the sector, which likely contributed to Enerflex’s strong share price performance. We continue to believe that Enerflex is an attractive long-term investment for the Fund.

It was an active six months for portfolio activity since the Fund’s launch on May 31, 2016, as the Fund had ended the fiscal period with a total of 34 holdings as of November 30, 2016. In the months and years going

MOERUS WORLDWIDE VALUE FUND (CONTINUED) (UNAUDITED)

forward, we will continue to utilize a fundamental, bottom-up approach to pursue investment opportunities that we believe are attractive on a risk-adjusted basis over the long-term. We are confident that adverse but temporary factors – such as a challenging near-term outlook facing a company, industry, or country, or a macroeconomic or capital markets shocks, among others – as well as special situations in which, for example, a company is misunderstood or underfollowed, will continue to offer the Fund attractive, risk-adjusted investment opportunities, and we will continue to seek such long-term opportunities going forward.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced.

The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

The inception date of the Moerus Worldwide Value Fund is May 31, 2016.

The MSCI All Country World Index (Net) is an unmanaged index consisting of 46 country indices comprised of 23 developed and 23 emerging market country indices and is calculated with dividends reinvested after deduction of withholding tax. The Index is a trademark of MSCI Inc. and is not available for direct investment.

Investing in Mutual Funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

Moerus Worldwide Value Fund

PORTFOLIO OF INVESTMENTS

November 30, 2016

Shares		Value
	COMMON STOCK - 78.5%
	AGRICULTURAL CHEMICALS - 2.7%
6,973	Potash Corp. of Saskatchewan, Inc.	$127,118

	AIRLINES - 3.7%
1,950	Copa Holdings SA	173,297

	BANKS - 5.2%
15,680	Mediobanca SpA	108,283
17,491	Standard Chartered PLC *	140,101
		248,384
	COMMERCIAL SERVICES - 1.3%
144,600	Hutchison Port Holdings Trust	60,732

	DIVERSIFIED FINANCIAL SERVICES - 8.5%
20,824,089	Bolsa de Valores de Colombia	132,873
12,000	Guoco Group Ltd.	134,594
27,446	Hellenic Exchanges - Athens Stock Exchange SA	137,130
		404,597
	HOLDING COMPANIES DIVERSIFIED - 5.7%
9,747	HRG Group, Inc. *	151,663
5,469	Leucadia National Corp.	120,427
		272,090
	INSURANCE - 2.1%
51,810	The Westaim Corp.	99,027

	INVESTMENT COMPANIES - 5.2%
3,578	Aker ASA	133,232
81,000	Straits Trading Co. Ltd.	112,249
		245,481
	MINING - 10.9%
11,062	Cameco Corp.	101,686
10,247	Lundin Gold, Inc. *	39,628
30,385	Lundin Mining Corp. *	148,919
12,600	Major Drilling Group International, Inc.	57,256
35,545	Osisko Mining, Inc. *	59,744
712	Royal Gold, Inc.	49,584
3,175	Silver Wheaton Corp.	57,880
		514,697
	MISCELLANEOUS MANUFACTURING - 3.0%
3,774	Colfax Corp. *	141,940

	OIL & GAS - 4.6%
43,400	Gran Tierra Energy, Inc. *	123,945
29,380	Organizacion Terpel SA	96,137
		220,082
	OIL & GAS SERVICES - 4.8%
10,272	Enerflex Ltd.	130,329
8,262	Pason Systems, Inc.	97,945
		228,274
	PRIVATE EQUITY - 2.5%
60,500	GP Investments Ltd. - BDR *	117,512

See accompanying notes to financial statements.

Moerus Worldwide Value Fund

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Shares		Value

	REAL ESTATE - 8.4%
84,100	Global Logistic Properties Ltd.	$120,948
17,075	Grivalia Properties REIC AE	143,094
4,076	Melcor Developments Ltd.	42,288
58,000	Sino Land Co. Ltd.	91,225
		397,555
	RETAIL - 5.5%
32,491	Almacenes Exito SA	152,033
18,339	Arcos Dorados Holdings, Inc. *	108,200
		260,233
	TELECOMMUNICATIONS - 2.4%
8,874	Telefonica Brasil SA - ADR	115,806

	TEXTILES - 2.0%
202,475	Coats Group PLC	96,129

	TOTAL COMMON STOCK (Cost - $3,583,700)	3,722,954

	SHORT-TERM INVESTMENTS - 22.9%
	MONEY MARKET FUND - 22.9%
1,086,318	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, 0.25% **
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,086,318)	1,086,318

	TOTAL INVESTMENTS - 101.4% (Cost - $4,670,018) (a)	$4,809,272
	OTHER ASSETS LESS LIABILITIES - NET - (1.4)%	(66,986)
	NET ASSETS - 100.0%	$4,742,286

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

PLC	Public Limited Company

REIC	Real Estate Investment Company

*	Non-income producing securities.

**	Money Market Fund; Interest rate reflects seven-day effective yield on November 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $4,686,380 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$224,597
Unrealized depreciation:	(101,705)
Net unrealized appreciation:	$122,892

See accompanying notes to financial statements.

Moerus Worldwide Value Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2016

ASSETS
Investment securities:
Securities at Cost	$4,670,018
Securities at Value	$4,809,272
Foreign cash (cost $1,332)	1,348
Dividends and interest receivable	9,344
Due from Advisor	9,001
Prepaid expenses and other assets	20,353
Deferred offering costs	15,000
TOTAL ASSETS	4,864,318

LIABILITIES
Payable for securities purchased	82,293
Payable to related parties	10,350
Distribution (12b-1) fees payable	34
Accrued expenses and other liabilities	29,355
TOTAL LIABILITIES	122,032
NET ASSETS	$4,742,286

Net Assets Consist Of:
Paid in capital	$4,609,124
Accumulated undistributed net investment income	3,857
Accumulated net realized loss from investments and currency contracts	(9,783)
Net unrealized appreciation on investments and foreign currency translations	139,088
NET ASSETS	$4,742,286

Net Asset Value Per Share:
Class N Shares:
Net Assets	$169,522
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	15,998
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$10.60

Institutional Class Shares:
Net Assets	$4,572,764
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	431,056
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$10.61

(a)	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund

STATEMENT OF OPERATIONS

For the Period Ended November 30, 2016 (1)

INVESTMENT INCOME
Dividends (net of $1,683 foreign withholding taxes)	$20,224
Interest	1,041
TOTAL INVESTMENT INCOME	21,265

EXPENSES
Investment advisory fees	14,974
Distribution (12b-1) fees:
Class N	86
Administrative services fees	19,110
Legal fees	13,387
Transfer agent fees	20,944
Audit fees	17,350
Accounting services fees	16,409
Offering costs	15,000
Shareholder reporting expenses	13,391
Trustees’ fees and expenses	8,272
Custodian fees	8,250
Compliance officer fees	6,214
Registration fees	5,288
Insurance expense	1,016
Overdraft expense	6
Other expenses	1,989
TOTAL EXPENSES	161,686
Fees waived and expenses reimbursed by Advisor	(139,247)
NET EXPENSES	22,439

NET INVESTMENT LOSS	(1,174)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(404)
Foreign currency transactions	(4,348)
Net change in unrealized appreciation (depreciation) on:
Investments	139,254
Foreign currency translations	(166)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	134,336

NET INCREASE IN NET ASSETS FROM OPERATIONS	$133,162

(1)	The Moerus Worldwide Value Fund commenced operations on May 31, 2016.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund

STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
November 30, 2016 (1)

FROM OPERATIONS
Net investment loss	$(1,174)
Net realized loss from investments and foreign currency transactions	(4,752)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	139,088
Net increase in net assets resulting from operations	133,162

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	172,449
Institutional Class	4,442,179
Redemption fee proceeds:
Class N	8
Payments for shares redeemed:
Class N	(5,512)
Net increase in net assets from shares of beneficial interest	4,609,124

TOTAL INCREASE IN NET ASSETS	4,742,286

NET ASSETS
Beginning of Period	—
End of Period *	$4,742,286
* Includes accumulated net investment income of:	$3,857

SHARE ACTIVITY
Class N:
Shares Sold	16,525
Shares Redeemed	(527)
Net increase in shares of beneficial interest outstanding	15,998
Institutional Class:
Shares Sold	431,056
Net increase in shares of beneficial interest outstanding	431,056

(1)	The Moerus Worldwide Value Fund commenced operations on May 31, 2016.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period Presented

Class N

For the
Period Ended
November 30,
2016*

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (1,2)	0.00
Net realized and unrealized gain on investments	0.60
Total from investment operations	0.60
Paid-in-capital from redemption fees (2)	0.00
Net asset value, end of period	$10.60
Total return (3,4)	6.00%
Net assets, end of period (000s)	$170
Ratio of gross expenses to average net assets (5,6)	9.21%
Ratio of net expenses to average net assets (6)	1.65%
Ratio of net investment income to average net assets (6)	0.05%
Portfolio Turnover Rate (4)	6%

*	Moerus Worldwide Value Fund commenced operations of May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributionss, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period Presented

Institutional Class

For the
Period Ended
November 30,
2016*

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment loss (1,2)	(0.00)
Net realized and unrealized gain on investments	0.61
Total from investment operations	0.61
Net asset value, end of period	$10.61
Total return (3,4)	6.10%
Net assets, end of period (000s)	$4,573
Ratio of gross expenses to average net assets (5,6)	10.22%
Ratio of net expenses to average net assets (6)	1.40%
Ratio of net investment income (loss) to average net assets (6)	(0.08)%
Portfolio Turnover Rate (4)	6%

*	Moerus Worldwide Value Fund commenced operations of May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributionss, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

November 30, 2016

1.	ORGANIZATION

The Moerus Worldwide Value Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund commenced operations on May 31, 2016. The Fund currently offers Class N and Institutional Class shares which are offered at net asset value.

The Fund currently offers Class N and Institutional Class shares. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments in open-end investment companies are valued at net asset value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (“the Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

MOERUS WORLDWIDE VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2016

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

MOERUS WORLDWIDE VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2016 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$3,722,954	$—	$—	$3,722,954
Money Market Fund	1,086,318	—	—	1,086,318
Total	$4,809,272	$—	$—	$4,809,272

There were no transfers between any level during the period ended November 30, 2016.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for industry classifications.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investments securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period-end, resulting from changes in the exchange rate.

Foreign Currency Risk: Currency investing and trading risks include market risk, credit risk and currency risk. Market risk results from adverse changes in exchanges in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Concentration of Risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are

MOERUS WORLDWIDE VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2016

considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions expected to be taken in the Fund’s November 30, 2016 tax return and has concluded to date that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Offering Costs – Offering costs incurred by the Fund of $30,000 were treated as deferred charges until operations commenced of which $15,000 are being amortized over a 6 month period through November 30, 2016, using the straight line method. The remaining unamortized $15,000 as of November 30, 2016 will be amortized over the next fiscal year.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended November 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $3,716,476 and $132,371, respectively.

4.	INVESTMENT ADVISERY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Moerus Capital Management LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. For the period ended November 30, 2016, the Fund incurred $14,974 in advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2018, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% of the Fund’s average daily net assets

MOERUS WORLDWIDE VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2016

attributable to Class N shares and Institutional Class shares, respectively. During the period ended November 30, 2016, the Adviser waived fees and reimbursed expenses in the amount of $139,247.

If the Adviser waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement).

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of November 30, 2016 will expire on November 30 of the following years:

November 30, 2019
Moerus Worldwide Value Fund	$139,247

Foreside Fund Services, LLC, (the “Distributor”) is the distributor for the shares of the Fund. Shares of the Fund are offered on a continuous basis.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class N shares, pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund’s average daily net assets attributable to Class N shares. For the period ended November 30, 2016, the Fund incurred $86 in distribution and shareholder servicing fees.

Gemini Fund Services, LLC (“GFS”) – provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2016, Amit Wadhwaney held approximately 46% of the voting securities of the Moerus Worldwide Value Fund, and therefore, may be deemed to control the Fund.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the period ended November 30, 2016, Class N assessed $8 in redemption fees.

MOERUS WORLDWIDE VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2016

7.	DISTRIBUTION TO SHAREHOLDERS & TAX COMPONENTS OF CAPITAL.

There were no distributions for period ended November 30, 2016.

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed		Unrealized	Total
Ordinary	Capital Loss	Appreciation/	Accumulated
Income	Carry Forwards	(Depreciation)	Earnings/(Deficits)
$14,914	$(4,478)	$122,726	$133,162

The difference between book basis and tax basis unrealized appreciation, accumulated net investment income/(loss) and accumulated net realized loss from security transactions is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on open forward foreign currency contracts and passive foreign investment companies.

At November 30, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
Short-Term	Total
$4,478	$4,478

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains/(losses), and adjustments for passive foreign investment companies, resulted in reclassification for the period ended November 30, 2016 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Loss
$5,031	$(5,031)

8.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. The Moerus Worldwide Value Fund made an income distribution on December 21, 2016 in the amount of $838 and $22,763 for Class N shares and Institutional Class shares, respectively. Management has concluded that there are no other events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Moerus Worldwide Value Fund and

Board of Trustees of Northern Lights Fund Trust IV

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Moerus Worldwide Value Fund (the “Fund”), a series of Northern Lights Fund Trust IV, as of November 30, 2016, and the related statements of operations and changes in net assets, and financial highlights for the period May 31, 2016 (commencement of operations) through November 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Moerus Worldwide Value Fund as of November 30, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period May 31, 2016 (commencement of operations) through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 27, 2017

MOERUS WORLDWIDE VALUE FUND

EXPENSE EXAMPLE (Unaudited)

November 30, 2016

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Annualized	Expenses Paid
	Account Value	Value	Expense	During Period
	6/1/16	11/30/16	Ratio	6/1/16-11/30/16
Actual*
Class N	$1,000.00	$1,060.00	1.65%	$8.50
Institutional Class	$1,000.00	$1,061.00	1.40%	$7.21
Hypothetical*
(5% return before expenses)
Class N	$1,000.00	$1,016.75	1.65%	$8.32
Institutional Class	$1,000.00	$1,018.00	1.40%	$7.06

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183), divided by the number of days in the fiscal year (366).

MOERUS WORLDWIDE VALUE FUND

SUPPLEMENTAL INFORMATION (Unaudited)

November 30, 2016

Moerus Capital Management, LLC (Adviser to Moerus Worldwide Value Fund)

In connection with a Regular Meeting of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust IV (the “Trust”), held on April 20, 2016, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Moerus Capital Management, LLC (“Moerus Capital”) and the Trust, with respect to the Moerus Worldwide Value Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Moerus Capital’s personnel have extensive experience managing portfolios employing a substantially similar strategy. They noted specifically that the CIO of Moerus Capital has over 20 years of experience in this setting. The Trustees discussed Moerus Capital’s procedures for implementing the portfolio strategy noting the depth of research the firm will conduct in determining how to position the portfolio. The Trustees further noted that the Moerus Capital had retained the services of a third party to aid the efforts of the CCO in administering its compliance program. The Trustees also noted favorably the degree to which Moerus Capital’s compliance program has been automated, as well as the degree to which Moerus Capital had worked with Trust’s CCO to enhance its compliance program. The Trustees acknowledged that the Trust’s CCO indicated that Moerus Capital’s compliance program is reasonably designed to ensure the Fund’s compliance with the trading restrictions set forth in the prospectus and SAI as well as applicable securities laws. The Trustees noted that the adviser reported no litigation or regulatory actions against it or its affiliates. The Trustees concluded that Moerus Capital has the potential to deliver a quality of service in line with the Board’s expectations.

Performance. The Trustees reviewed performance information for two funds (the “Value Funds”) previously managed by Moerus Capital’s CIO, proposed portfolio manager to Moerus, which employ investment strategies substantially similar to that of Moerus. The Trustees acknowledged that the performance information reported for the Value Funds are indicative of the likely performance that would have been experienced had assets been invested under Moerus’s strategy for the same periods due to the substantial similarities between the investment strategies of the Value Funds. The Trustees also acknowledged that Moerus Capital’s CIO managed the Value Funds as part of a management team for a period of approximately two years leading up to 2014, so performance figures for that period cannot be attributed solely to his investment discretion. The Trustees reviewed the performance of the Value Funds over the one year, five year, ten year, and since inception periods ending in 2014, as compared to the MSCI AC World ex US index (the “Index”). The Trustees noted that the Value Funds had outperformed the index for some periods but had also underperformed the index for some periods. The Trustees determined that the performance of the Value Funds had been reasonable and is likely a favorable indication of Moerus Capital’s potential to generate positive returns for shareholders.

Fees and Expenses. The Trustees noted that Moerus Capital proposed to charge a management fee of 0.95%. They further noted that the proposed fee is lower than the 1.03% average fee charged by funds in the advisor selected peer group, but higher than the 0.76% average management fee for funds in the Morningstar US OE World Stock category. The Trustees acknowledged the representations of Moerus Capital that the proposed management

MOERUS WORLDWIDE VALUE FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

November 30, 2016

fee is within the range of fees charged by the funds in the Morningstar category, though higher than the average of the category. The Trustees further acknowledged that the portfolio strategies of the funds within the Morningstar Category differ significantly from that of Moerus, and that effective implementation of Moerus’s portfolio strategy will require more intensive research and analysis. After further discussion, the Trustees concluded that the advisory fee is reasonable.

Profitability. The Trustees reviewed a profitability analysis provided by Moerus Capital and considered whether Moerus Capital anticipated realizing a reasonable level of profit in connection with its relationship with Moerus. They noted that Moerus Capital expects to realize a net loss in connection with its relationship with Moerus during the first two years of operations. The Trustees concluded, after further discussion of the profitability analysis provided, that excessive profitability was not an issue at this time.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of Moerus. They noted that Moerus Capital indicated its willingness to discuss breakpoints with the Board as Moerus’s asset size grows. The Trustees acknowledged reasonable profits are necessary for Moerus Capital to continue to invest in the personnel and infrastructure necessary to effectively manage Moerus as it grows and, therefore, break points should not be revisited until after launch and as Moerus’s size materially increases.

Conclusion. Having requested and received such information from Moerus Capital as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the advisory agreement is in the best interests of Moerus and its future shareholders.

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, J.E. Breslin & Co.(management consulting firm to investment advisers), 2009 to present.	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi-Strategy Fund (since 2014)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (consultant to financial service enterprises, including investment advisors and mutual funds), 2010 to present.	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2014), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Ira Rothblut Year of Birth: 1969	Independent Trustee since 2015	Founder and President, IJR Consulting Corp.(consultant to Federally Qualified Health Centers), 2003 to present.	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Partner, Ranson & Associates (strategic analysis and planning, marketing, regulatory and government affairs, and capital formation) 2003 to present.	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust since November 2012

11 /30/16 – NLFT IV_v4

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang 80 Arkay Drive Hauppauge, NY 11788 Born in 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2004-2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC, (2011-2014).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary since 2015.	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 -2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 -2011).	N/A	N/A
Michael Quain 80 Arkay Drive Hauppauge, NY Born in 1957	Chief Compliance Officer since 2015	Quain Compliance Consulting, LLC (since 2014); Artio Global Management, LLC (formerly Julius Baer), First Vice President & Chief Compliance Officer (2004-2013).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of January 11, 2016, the Trust was comprised of 8 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the the Funds in the Trust managed by the Adviser. The Funds in the Fund Complex do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-907-3373.

11 /30/16 – NLFT IV_v4

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-907-3373.

ADVISER
Moerus Capital Management, LLC
307 West 38th Street, Suite 2003
New York, NY 10018

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Ira Rothblut is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Rothblut is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 – $14,000

(b)	Audit-Related Fees

2016 – None

(c)	Tax Fees

2016 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2016
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/7/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/7/17

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 2/7/17